Exhibit 99.1

NEWS RELEASE DATED 04-17-2001






                                                   For Additional Information,
                                                   Contact Robert O. Bratton,
                                                   Chief Financial Officer
                                                   (704) 688-4473
                                                           or
                                                   Jan H. Hollar,
                                                   Director of Finance
                                                   (704) 721-4467


FOR IMMEDIATE RELEASE
April 17, 2001


                             FIRST CHARTER ANNOUNCES
                             FIRST QUARTER EARNINGS

Charlotte, North Carolina - First Charter Corporation (NASDAQ: FCTR) reported today that first quarter 2001 net income increased to $8.8 million, or $0.28 per diluted share, compared to $8.6 million, or $0.27 per diluted share in the first quarter 2000.

"We are pleased to report continued year-over-year earnings growth despite challenging economic conditions," commented President and Chief Executive Officer Lawrence M. Kimbrough. "Although a slowing economy has dampened loan growth, our loan portfolio remains strong, with annualized net charge-offs of only 0.15% of average gross loans. Deposits continue to grow and noninterest income increased 16% over the same period last year."

NET INTEREST INCOME

Net interest income for the first quarter of 2001 amounted to $25.4 million compared to $27.0 million for the same period in 2000. The decrease was driven by the slowing economy, which effectively decreased loan demand and compressed the net interest margin. First Charter's balance sheet is structured in such a way that, over time, a decrease in interest rates should have a positive effect on net income. However, the short term impact is negative as variable rate assets reprice frequently and are therefore immediately impacted by decreases in interest rates while maturing liabilities take longer to reprice. The net interest margin has decreased to 3.90% in the first quarter of 2001, from 4.17% for the quarter ended December 31, 2000 and 4.19% for the quarter ended September 30, 2000.

NONINTEREST INCOME

Noninterest income for the first quarter of 2001 increased 16% to $8.4 million compared to $7.3 million for the same period in 2000. This increase was driven primarily by increases in service charge income on deposit accounts, continued growth of First Charter Insurance Services and financial management income.

NONINTEREST EXPENSE

Noninterest expense for the first quarter of 2001 totaled $20.0 million compared to $19.8 million for the same period in 2000. This increase was primarily attributable to operating costs associated with the four financial centers acquired during the fourth quarter of 2000 and to an increase in occupancy and equipment expense as a result of the move into the First Charter Center. These increases were partially offset by lower salaries and employee benefits expenses due to synergies realized as part of the Carolina First BancShares, Inc. acquisition consummated April 4, 2000.

BALANCE SHEET

Total assets at March 31, 2001 amounted to $3.08 billion, compared to $2.93 billion at December 31, 2000 and $2.75 billion at March 31, 2000. Net loans at March 31, 2001 amounted to $1.96 billion, compared to $2.13 billion at December 31, 2000 and $2.03 billion at March 31, 2000. This decrease from prior periods was due to the securitization of $167.0 million of mortgage loans in February 2001. The securitized mortgage loans are now classified as mortgage backed securities in our available for sale portfolio. The securities available for sale portfolio increased to $876.4 million at March 31, 2001, compared to $441.0 million at December 31, 2000, and $476.0 million at March 31, 2000. The increase in securities available for sale was due to the mortgage loan securitization, as well as purchases of securities available for sale made to increase our interest earning assets.

Total deposits at March 31, 2001 amounted to $2.01 billion, compared to $2.00 billion at December 31, 2000 and $1.86 billion at March 31, 2000. Shareholders' equity at March 31, 2001 was $319.0 million, which represented a book value per share of $10.06 and an equity-to-assets percentage of 10.35%. Based on the $15.5625 closing price of First Charter Corporation common stock at March 31, 2001, the Corporation had a market capitalization of $493.5 million.

ASSET QUALITY

The provision for loan losses for the three months ended March 31, 2001 amounted to $0.8 million, compared to $2.0 million for the same period in 2000. The decrease in the provision for the three months ended March 31, 2001 as compared to the same period in 2000 was due to lower loan growth and lower net charge-offs.

Total nonperforming assets and loans 90 days or more past due and still accruing at March 31, 2001 remained relatively constant at $30.7 million as compared to $30.0 million at December 31, 2000 and increased from $15.1 million at March 31, 2000. As a percentage of total assets, nonperforming assets have decreased to 0.99% at March 31, 2001 compared to 1.01% at December 31, 2000 and have increased from 0.42% at March 31, 2000. Net loan charge-offs as a percentage of average gross loans decreased to 0.15% (annualized) as compared to 0.20% for the year ended December 31, 2000 and 0.20% (annualized) for the three months ended March 31, 2000. At March 31, 2001 the allowance for loan losses as a percentage of gross loans was 1.41% compared to 1.32% and 1.27% at December 31, 2000 and March 31, 2000, respectively. The increase in the allowance for loan losses as a percentage of gross loans is primarily attributable to the mortgage loan securitization which removed $417,000 of allowance for loan losses when the loans were securitized and reclassified from loans into securities available for sale. Securitized loans consisted of residential mortgage loans which generally have a lower percentage of allocated allowance for loan losses.

CONFERENCE CALL

First Charter executive management will be available via telephone conference to discuss the issues related to the contents of this press release as well as to present growth and earnings estimates for the second quarter of 2001 on Wednesday, April 18, 2001 at 1:00 p.m. In order to participate in this conference call, dial 1-888-404-8794 and use the conference code 7046884460. Additionally, the Investment Community may listen to the conference call via the internet by visiting our web site www.FirstCharter.com and following the link provided under our "Shareholder Information" section. Replays of this conference call will be made available for 14 days following the conference call.

CORPORATE PROFILE

First Charter Corporation is a regional financial services company with assets of $3.08 billion and is the holding company for First Charter National Bank. First Charter operates 52 financial centers, five insurance offices and 99 ATMs located in 17 counties throughout the western half of North Carolina. First Charter provides businesses and individuals with a broad range of financial services, including banking, comprehensive financial planning, funds management, investments, insurance, mortgages and a full array of employee benefit programs. Additional information about First Charter can be found by visiting www.FirstCharter.com or by calling 1-800-601-8471. Common stock for First Charter is traded under the symbol "FCTR" on The NASDAQ National Market.

FORWARD-LOOKING STATEMENTS

This news release contains forward-looking statements. Such statements are subject to certain factors that may cause the company's results to vary from those expected. These factors include changing economic and financial market conditions, competition, ability to execute our business plan, items already mentioned in this press release, and other factors described in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The company undertakes no obligation to publicly revise these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                  (SELECTED FINANCIAL INFORMATION IS ATTACHED)

FIRST CHARTER CORPORATION AND SUBSIDIARIES                       (NASDAQ:  FCTR)
QUARTERLY EARNINGS RELEASE

                                                              For the Three Months Ended         Increase (Decrease)
                                                             --------------------------------------------------------
(Dollars in thousands, except per share data)                 3/31/2001         3/31/2000       Amount     Percentage
---------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
    Interest income - taxable equivalent                   $       54,567     $    52,079    $     2,488         4.8 %
    Interest expense                                               28,691          24,599          4,092        16.6
                                                             --------------------------------------------------------
    Net interest income - taxable equivalent                       25,876          27,480         (1,604)       (5.8)
    Less:  Taxable equivalent adjustment                              497             441             56        12.7
                                                             --------------------------------------------------------
        Net interest income                                        25,379          27,039         (1,660)       (6.1)
    Provision for loan losses                                         750           1,970         (1,220)      (61.9)
                                                             --------------------------------------------------------
        Net interest income after provision for loan losses        24,629          25,069           (440)       (1.8)
    Noninterest income                                              8,420           7,275          1,145        15.7
    Noninterest expense                                            20,043          19,831            212         1.1
                                                             --------------------------------------------------------
    Income before income taxes                                     13,006          12,513            493         3.9
    Income taxes                                                    4,162           3,944            218         5.5
                                                             --------------------------------------------------------
        NET INCOME                                         $        8,844     $     8,569   $        275         3.2 %
                                                             ========================================================

---------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE DATA
    Basic                                                  $         0.28     $      0.27   $       0.01         3.7 %
    Diluted                                                          0.28            0.27           0.01         3.7
    Weighted average shares - basic                            31,696,764      31,245,099
    Weighted average shares - diluted                          31,833,564      31,399,895
    Dividends paid on common shares                        $         0.18     $      0.17   $       0.01         5.9 %
---------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS
    Return on average assets                                         1.24 %          1.28 %
    Return on average equity                                        11.46           11.70
    Efficiency - taxable equivalent (*)                             58.90           57.31
---------------------------------------------------------------------------------------------------------------------

                                                              For the Three Months Ended
                                                             -------------------------------
SCHEDULE OF OTHER ITEMS INCLUDED IN EARNINGS                  3/31/2001          3/31/2000
                                                             -------------------------------
    Noninterest income
        Equity investment write down                                 (144)           (500)
        Equity method income                                          111               -
                                                             -----------------------------
    Total other items                                      $          (33)    $      (500)
                                                             =============================
    Other items, net of tax                                $          (22)    $      (342)
                                                             =============================

---------------------------------------------------------------------------------------------------------------------

Notes:  Applicable ratios are annualized.
        * - Noninterest expense divided by the sum of taxable equivalent net interest income plus noninterest income less gain on sale of securities.

FIRST CHARTER CORPORATION AND SUBSIDIARIES                      (NASDAQ:  FCTR)
QUARTERLY EARNINGS RELEASE

                                                         As of / For the Quarter Ended           Increase (Decrease)
                                                       ---------------------------------------------------------------
(Dollars in thousands, except per share data)            3/31/2001           3/31/2000        Amount        Percentage
----------------------------------------------------------------------------------------------------------------------
BALANCE SHEET
    ASSETS:
    Cash and due from banks                          $         67,770    $     84,712    $    (16,942)          (20.0)%
    Federal funds sold                                          1,233             624             609            97.6
    Interest earning bank deposits                              6,298           3,284           3,014            91.8
    Securities held to maturity                                     -          35,324         (35,324)         (100.0)
    Securities available for sale                             876,421         476,017         400,404            84.1
    Loans
      Commercial                                            1,112,121       1,033,059          79,062             7.7
      Residential real estate                                 579,869         759,502        (179,633)          (23.7)
      Home equity                                             188,016         148,253          39,763            26.8
      Installment                                             106,760         111,006          (4,246)           (3.8)
                                                       ---------------------------------------------------------------
        Total loans                                         1,986,766       2,051,820         (65,054)           (3.2)
      Less: Unearned income                                      (281)           (164)           (117)           71.3
            Allowance for loan losses                         (28,049)        (25,979)         (2,070)            8.0
                                                       ---------------------------------------------------------------
      Loans, net                                            1,958,436       2,025,677         (67,241)           (3.3)
                                                       ---------------------------------------------------------------
    Other assets                                              171,105         128,540          42,565            33.1
                                                       ---------------------------------------------------------------
      Total assets                                   $      3,081,263    $  2,754,178    $    327,085            11.9 %
                                                       ===============================================================

    LIABILITIES AND SHAREHOLDERS' EQUITY:
    Deposits
      Noninterest-bearing deposits                   $        248,212    $    239,645    $      8,567             3.6 %
      Interest checking and savings                           369,718         439,575         (69,857)          (15.9)
      Money market deposits                                   251,547         244,793           6,754             2.8
      Time deposits                                         1,142,610         932,167         210,443            22.6
                                                       ---------------------------------------------------------------
        Total deposits                                      2,012,087       1,856,180         155,907             8.4
    Other borrowings                                          696,134         567,536         128,598            22.7
    Other liabilities                                          54,063          32,485          21,578            66.4
                                                       ---------------------------------------------------------------
      Total liabilities                                     2,762,284       2,456,201         306,083            12.5
                                                       ---------------------------------------------------------------
      Total shareholders' equity                              318,979         297,977          21,002             7.0
                                                       ---------------------------------------------------------------
      Total liabilities and shareholders' equity     $      3,081,263    $  2,754,178    $    327,085            11.9 %
                                                       ===============================================================

----------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
    Loans                                            $      2,043,217    $  1,997,860    $     45,357             2.3 %
    Securities                                                620,522         513,501         107,021            20.8
    Interest earning assets                                 2,676,436       2,519,053         157,383             6.2
    Assets                                                  2,884,703       2,685,082         199,621             7.4
    Deposits                                                1,973,002       1,821,291         151,711             8.3
    Interest bearing liabilities                            2,286,163       2,139,254         146,909             6.9
    Shareholders' equity                                      313,081         294,442          18,639             6.3
----------------------------------------------------------------------------------------------------------------------

                                                              As of / For the Quarter Ended
                                       -------------------------------------------------------------------------------
                                         3/31/2001       12/31/2000       9/30/2000       6/30/2000        3/31/2000
                                       -------------------------------------------------------------------------------
MISCELLANEOUS INFORMATION
    Common stock prices (daily close)
      High                           $       16.0000  $       15.7500  $      16.8750  $      17.5000  $      14.6250
      Low                                    13.4380          13.0000         13.6250         12.5000         12.5000
      End of period                          15.5625          14.8750         14.4375         15.7500         13.0000
    Book Value                                 10.06             9.79            9.49            9.19            9.52
    Market Capitalization                493,491,824      470,068,787     455,079,197     494,695,987     407,094,792
    Weighted average shares - basic       31,696,764       31,588,105      31,503,251      31,402,488      31,245,099
    Weighted average shares - diluted     31,833,564       31,688,490      31,646,483      31,584,528      31,399,895
    End of period shares outstanding      31,710,318       31,601,263      31,520,637      31,409,269      31,314,984
----------------------------------------------------------------------------------------------------------------------

FIRST CHARTER CORPORATION AND SUBSIDIARIES                       (NASDAQ:  FCTR)
QUARTERLY EARNINGS RELEASE

                                                                                   As of / For the Quarter Ended
                                                             ------------------------------------------------------------------
(Dollars in thousands, except per share data)                3/31/2001    12/31/2000    9/30/2000     6/30/2000     3/31/2000
-------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
     INTEREST INCOME - TAXABLE EQUIVALENT
     Interest and fees on loans                            $     43,931  $    48,622   $    47,113   $    45,277   $    43,478
     Interest on securities                                      10,449        8,260         8,036         8,389         8,474
     Other interest income                                          187          114            66           167           127
                                                             ------------------------------------------------------------------
        Total interest income - taxable equivalent               54,567       56,995        55,215        53,833        52,079
                                                             ------------------------------------------------------------------
     INTEREST EXPENSE
     Interest on deposits                                        21,129       21,537        19,461        17,413        16,852
     Other interest expense                                       7,562        7,914         8,604         8,786         7,747
                                                             ------------------------------------------------------------------
        Total interest expense                                   28,691       29,451        28,065        26,199        24,599
                                                             ------------------------------------------------------------------
     Net interest income - taxable equivalent                    25,876       27,544        27,150        27,634        27,480
     Less:  Taxable equivalent adjustment                           497          471           476           490           441
                                                             ------------------------------------------------------------------
        NET INTEREST INCOME                                      25,379       27,073        26,674        27,144        27,039
     Provision for loan losses                                      750        2,075         2,200         1,370         1,970
                                                             ------------------------------------------------------------------
        NET INTEREST INCOME AFTER PROVISION FOR
          LOAN LOSSES                                            24,629       24,998        24,474        25,774        25,069
                                                             ------------------------------------------------------------------
     NONINTEREST INCOME
     Service charges on deposit accounts                          2,918        2,835         2,710         3,091         2,551
     Insurance and other fee income                               2,954        2,511         2,412         2,248         2,560
     Financial management income                                    775          609           832           698           680
     Gain (loss) on sale of securities                              267       (1,290)       (3,425)          260           152
     Other noninterest income                                     1,506        3,126         5,157         1,516         1,332
                                                             ------------------------------------------------------------------
        Total noninterest income                                  8,420        7,791         7,686         7,813         7,275
                                                             ------------------------------------------------------------------
     NONINTEREST EXPENSE
     Salaries and employee benefits                              10,353       10,361         9,521        10,433        10,628
     Occupancy and equipment                                      3,570        3,191         2,898         3,171         3,082
     Other noninterest expense                                    6,120        5,917         5,338        22,066         6,121
                                                             ------------------------------------------------------------------
        Total noninterest expense                                20,043       19,469        17,757        35,670        19,831
                                                             ------------------------------------------------------------------
     Income (loss) before taxes                                  13,006       13,320        14,403        (2,083)       12,513
     Income taxes                                                 4,162        4,223         4,464           681         3,944
                                                             ------------------------------------------------------------------
        NET INCOME (LOSS)                                  $      8,844  $     9,097   $     9,939   $    (2,764)  $     8,569
                                                             ==================================================================

-------------------------------------------------------------------------------------------------------------------------------
EARNINGS (LOSS) PER SHARE DATA
     Basic                                                 $       0.28  $      0.29    $     0.32   $     (0.09)   $     0.27
     Diluted                                                       0.28         0.29          0.31         (0.09)         0.27
     Dividends paid on common shares                               0.18         0.18          0.18          0.17          0.17
-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS
     Return on average assets                                      1.24  %      1.28  %       1.43  %      (0.40) %       1.28  %
     Return on average equity                                     11.46        11.87         13.31         (3.67)        11.70
     Efficiency - taxable equivalent (*)                          58.90        53.16         46.41        101.37         57.31
     Noninterest income as a percentage of
        total income                                              24.91        22.35         22.37         22.35         21.20
     Equity as a percentage of total assets                       10.35        10.55         10.73         10.35         10.82
     Average earning assets as a percentage of
        average total assets                                      92.78        93.00         92.99         93.04         93.82
     Average loans as a percentage of average
        deposits                                                 103.56       108.89        112.18        111.69        109.69
-------------------------------------------------------------------------------------------------------------------------------

                                                                               As of / For the Quarter Ended
                                                             ------------------------------------------------------------------
SCHEDULE OF OTHER ITEMS INCLUDED IN EARNINGS                 3/31/2001    12/31/2000    9/30/2000     6/30/2000     3/31/2000
                                                             ------------------------------------------------------------------

     Noninterest income
        Gain (loss) on sale of loans                                  -            -             -           (99)            -
        Fixed income portfolio restructuring losses                   -       (1,059)       (2,854)            -             -
        Equity investment write down                               (144)        (231)         (571)         (299)         (500)
        Equity method income                                        111           28         4,106           446             -
        Gain on sale of properties                                    -        2,261           527             -             -
     Noninterest expense
        Charitable trust                                              -       (1,000)            -             -             -
        Merger and restructuring charges                              -            -             -       (16,250)            -
                                                             ------------------------------------------------------------------
     Total other items                                            $ (33)        $ (1)      $ 1,208      $(16,202)       $ (500)
                                                             ------------------------------------------------------------------
     Other items, net of tax                                      $ (22)        $  -       $   825      $(12,253)       $ (342)
                                                             ==================================================================

-------------------------------------------------------------------------------------------------------------------------------

Notes:  Applicable ratios are annualized.
        * - Noninterest expense divided by the sum of taxable equivalent net interest income plus noninterest income less gain on sale of securities.

FIRST CHARTER CORPORATION AND SUBSIDIARIES                       (NASDAQ:  FCTR)
QUARTERLY EARNINGS RELEASE

                                                                    As of / For the Quarter Ended
                                              --------------------------------------------------------------------------
(Dollars in thousands, except per share data)   3/31/2001    12/31/2000      9/30/2000       6/30/2000      3/31/2000
------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET
ASSETS:
Cash and due from banks                      $      67,770  $      71,196  $      72,876   $      72,299  $      84,712
Federal funds sold                                   1,233          1,015          1,020           1,658            624
Interest earning bank deposits                       6,298        122,461          5,461           8,196          3,284
Securities held to maturity                              -              -              -               -         35,324
Securities available for sale                      876,421        441,031        474,077         500,310        476,017
Loans
    Commercial                                   1,112,121      1,126,569      1,094,170       1,097,377      1,033,059
    Residential real estate                        579,869        743,010        741,479         722,512        759,502
    Home equity                                    188,016        179,028        169,622         159,909        148,253
    Installment                                    106,760        109,015        106,158         109,728        111,006
                                              --------------------------------------------------------------------------
      Total loans                                1,986,766      2,157,622      2,111,428       2,089,526      2,051,820
    Less: Unearned income                             (281)          (215)          (284)           (152)          (164)
             Allowance for loan losses             (28,049)       (28,447)       (27,861)        (26,700)       (25,979)
                                              --------------------------------------------------------------------------
    Loans, net                                   1,958,436      2,128,960      2,083,283       2,062,674      2,025,677
                                              --------------------------------------------------------------------------
Other assets                                       171,105        167,536        151,238         143,289        128,540
                                              --------------------------------------------------------------------------
    Total assets                             $   3,081,263  $   2,932,199  $   2,787,955   $   2,788,426  $   2,754,178
                                              ==========================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY:
Deposits
    Noninterest-bearing deposits             $     248,212  $     242,983  $     279,765   $     252,595  $     239,645
    Interest checking and savings                  369,718        377,057        357,739         396,147        439,575
    Money market deposits                          251,547        244,343        223,508         229,594        244,793
    Time deposits                                1,142,610      1,133,851      1,061,428         992,622        932,167
                                              --------------------------------------------------------------------------
      Total deposits                             2,012,087      1,998,234      1,922,440       1,870,958      1,856,180
Other borrowings                                   696,134        570,024        519,762         584,144        567,536
Other liabilities                                   54,063         54,654         46,703          44,609         32,485
                                              --------------------------------------------------------------------------
    Total liabilities                            2,762,284      2,622,912      2,488,905       2,499,711      2,456,201
                                              --------------------------------------------------------------------------
    Total shareholders' equity                     318,979        309,287        299,050         288,715        297,977
                                              --------------------------------------------------------------------------
    Total liabilities and
      shareholders' equity                   $   3,081,263  $   2,932,199  $   2,787,955   $   2,788,426  $   2,754,178
                                              ==========================================================================

------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
    Loans                                    $   2,043,217  $   2,133,452  $   2,099,692   $   2,068,958  $   1,997,860
    Securities                                     620,522        484,098        475,630         509,977        513,501
    Interest earning assets                      2,676,436      2,628,331      2,578,374       2,582,473      2,519,053
    Assets                                       2,884,703      2,826,068      2,772,859       2,775,567      2,685,082
    Deposits                                     1,973,002      1,959,300      1,871,707       1,852,470      1,821,291
    Interest bearing liabilities                 2,286,163      2,233,820      2,192,605       2,196,884      2,139,254
    Shareholders' equity                           313,081        304,770        297,122         303,277        294,442
------------------------------------------------------------------------------------------------------------------------

FIRST CHARTER CORPORATION AND SUBSIDIARIES                       (NASDAQ:  FCTR)
QUARTERLY EARNINGS RELEASE

                                                                           As of / For the Quarter Ended
                                                      --------------------------------------------------------------------
(Dollars in thousands, except per share data)          3/31/2001    12/31/2000      9/30/2000     6/30/2000    3/31/2000
--------------------------------------------------------------------------------------------------------------------------
ASSET QUALITY ANALYSIS
    ALLOWANCE FOR LOAN LOSSES
        Beginning balance                               $  28,447    $   27,861    $   26,700    $   25,979   $    25,002
        Provision for loan losses                             750         2,075         2,200         1,370         1,970
        Allowance related to loans sold and securitized      (417)            -             -          (113)            -
        Charge-offs                                          (950)       (1,643)       (1,440)         (705)       (1,275)
        Recoveries                                            219           154           401           169           282
                                                      --------------------------------------------------------------------
          Net charge-offs                                    (731)       (1,489)       (1,039)         (536)         (993)
                                                      --------------------------------------------------------------------
        Ending balance                                  $  28,049    $   28,447    $   27,861    $   26,700   $    25,979
                                                      ====================================================================
    NONPERFORMING ASSETS AND LOANS 90 DAYS
        OR MORE PAST DUE ACCRUING INTEREST
        Nonaccrual loans                                $  28,384    $   26,587    $   26,281    $   13,538   $     9,513
        Other real estate                                   2,207         2,989         1,908         2,281         2,066
                                                      --------------------------------------------------------------------
          Total nonperforming assets                       30,591        29,576        28,189        15,819        11,579
                                                      --------------------------------------------------------------------
        Loans 90 days or more past due
          accruing interest                                   154           430           716         2,645         3,559
                                                      --------------------------------------------------------------------
          TOTAL                                         $  30,745    $   30,006    $   28,905    $   18,464   $    15,138
                                                      ====================================================================
    ASSET QUALITY RATIOS
        Nonaccrual loans as a percentage of
          total loans                                        1.43  %       1.23  %       1.24  %       0.65  %       0.46  %
        Nonperforming assets as a percentage of
          total assets                                       0.99          1.01          1.01          0.57          0.42
        Nonperforming assets as a percentage of
          total loans and other real estate                  1.54          1.37          1.33          0.76          0.56
        Net charge-offs as a percentage of
          average loans (annualized)                         0.15          0.28          0.20          0.10          0.20
        Allowance for loan losses as a
          percentage of loans                                1.41          1.32          1.32          1.28          1.27
        Ratio of allowance for loan losses to:
          Net charge-offs                                    9.46  X       4.80  x       6.74  x      12.39  x       6.50  x
          Nonaccrual loans                                   0.99          1.07          1.06          1.97          2.73
--------------------------------------------------------------------------------------------------------------------------

                                                                     As of / For the Quarter Ended    Increase (Decrease)
                                                                     -----------------------------------------------------
                                                                     3/31/2001     3/31/2000        Amount     Percentage
--------------------------------------------------------------------------------------------------------------------------
    ALLOWANCE FOR LOAN LOSSES
        Beginning balance                                            $   28,447    $   25,002    $    3,445   $      13.8
        Provision for loan losses                                           750         1,970        (1,220)        (61.9)
        Allowance related to loans securitized                             (417)            -          (417)          N/A
        Charge-offs                                                        (950)       (1,275)          325         (25.5)
        Recoveries                                                          219           282           (63)        (22.3)
                                                                     -----------------------------------------------------
          Net charge-offs                                                  (731)         (993)          262         (26.4)
                                                                     -----------------------------------------------------
        Ending balance                                               $   28,049    $   25,979    $    2,070   $       8.0  %
                                                                     =====================================================
    ASSET QUALITY RATIOS
        Net charge-offs as a percentage of
          average loans                                                    0.15  %       0.20  %
        Ratio of allowance for loan losses to
          net charge-offs                                                  9.46  X       6.50  x
--------------------------------------------------------------------------------------------------------------------------

                                                                                For the Quarter Ended
                                                      --------------------------------------------------------------------
                                                       3/31/2001      3/31/2000    12/31/2000     9/30/2000     6/30/2000
--------------------------------------------------------------------------------------------------------------------------
ANNUALIZED INTEREST YIELDS / RATES (*)
    INTEREST INCOME:
        Yield on loans                                       8.72  %       9.07  %       8.93  %       8.80  %       8.75  %
        Yield on securities                                  6.74          6.79          6.72          6.62          6.64
                                                      --------------------------------------------------------------------
        Yield on interest earning assets                     8.25          8.63          8.52          8.38          8.32
                                                      --------------------------------------------------------------------
    INTEREST EXPENSE:
        Cost of interest bearing deposits                    4.94          5.01          4.75          4.36          4.27
        Cost of borrowings                                   5.57          6.03          6.08          6.00          5.64
                                                      --------------------------------------------------------------------
        Cost of interest bearing liabilities                 5.09          5.24          5.09          4.80          4.62
                                                      --------------------------------------------------------------------
    Interest rate spread                                     3.16          3.39          3.43          3.58          3.70
                                                      --------------------------------------------------------------------
    Net yield on earning assets                              3.90  %       4.17  %       4.19  %       4.30  %       4.39  %
                                                      ====================================================================

--------------------------------------------------------------------------------------------------------------------------

Notes:  Applicable ratios are annualized.
        * - Fully taxable equivalent yields.